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                                                                    EXHIBIT 10.1

Colin L. Slade and James F. Dalton are parties to Change of Control Agreements in the form filed as Exhibit 10(viii) of Form 10-K dated August 18, 1993, SEC File No. 1-4837. Richard H. Wills' Change of Control Agreement is in the same form except that Mr. Wills change of control severance pursuant to Section 5
(iii)(B) would also include three times his targeted bonus under the Annual Performance Incentive Plan (APIP) for the fiscal year in which notice of termination is given.